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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                _____________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                              January 31, 1996

                                _____________

                                U. S. BANCORP
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   Oregon
               (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   0-3505
                            (COMMISSION FILE NO.)

                                 93-0571730
                      (IRS EMPLOYER IDENTIFICATION NO.)

               111 S.W. Fifth Avenue
                   Portland, Oregon                            97204
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

             Registrant's telephone number, including area code:
                               (503) 275-6111



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Item 5.  Other Events.

          The following table represents consolidated operating results for the registrant for the month of January 1996, following consummation of the merger of West One Bancorp with and into the registrant on December 26, 1995. The information includes all adjustments that management believes necessary for a fair presentation of the data.

                                                      Month Ended
U. S. Bancorp and Subsidiaries                      January 31, 1996
                                                    ----------------

Revenues from operations (1)                          $163,222,000
Net income                                              35,610,000


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(1)  Includes net interest income and noninterest revenue.
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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        U. S. Bancorp
                                        (Registrant)



                                        By /s/Steven P. Erwin
                                             Steven P. Erwin
                                             Executive Vice President and
                                             Chief Financial Officer

Dated:  February 20, 1996